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                                                                    EXHIBIT 10.4



                                 FIRST AMENDMENT
                                       TO
                   FIFTH AMENDED AND RESTATED LOAN AGREEMENT


       THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is made as of this 30th day of June, 2000 by and among Metrocall, Inc., a Delaware corporation (the "Borrower"), the Lenders (as defined in the Loan Agreement defined below) signatory hereto and Toronto Dominion (Texas), Inc. (the "Administrative Agent" and collectively with the Documentation Agent and the Co-Documentation Agent (each as defined in the Loan Agreement defined below), the "Agents"), as administrative agent for the Lenders.

                              W I T N E S S E T H:

       WHEREAS, the Borrower, the Lenders and the Agents are all parties to that certain Fifth Amended and Restated Loan Agreement dated as of March 17, 2000 (the "Loan Agreement"); and

       WHEREAS, the Borrower has requested, and the Administrative Agent and the Lenders have agreed, that, subject to the terms hereof, certain provisions of the Loan Agreement be amended pursuant to this Amendment as more specifically described below;

       NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree that all capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

       1. Amendment to Article 1, Definitions. Article 1 of the Loan Agreement, Definitions, is hereby amended by deleting the definition of "Interest Expense" in its entirety and by substituting the following definition in lieu thereof:

              "'Interest Expense' shall mean, for any period, all interest accrued (including imputed interest with respect to Capitalized Lease Obligations) with respect to any Indebtedness for Money Borrowed of the Borrower and the Restricted Subsidiaries on a consolidated basis during such period pursuant to the terms of such Indebtedness for Money Borrowed, together with all fees paid in respect of such Indebtedness for Money Borrowed during such period (but specifically excluding fees paid during previous periods but amortized during such period in accordance with GAAP), and all cash dividend payments made in respect of any preferred stock or convertible preferred securities of the


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       Borrower during such period all as calculated in accordance with GAAP
       (except as specifically provided herein)."

       2. Amendment to Section 7.12, Operating Cash Flow to Net Cash Interest Expense Ratio. Section 7.12 of the Loan Agreement, Operating Cash Flow to Net Cash Interest Expense Ratio, is hereby amended by deleting the table contained therein and by substituting the following table in lieu thereof:

                          "Period                                   Ratio
                          -------                                   -----
              April 1, 2000 through September 30, 2000          1.50 to 1.00

              October 1, 2000 through December 31, 2000         1.75 to 1.00

              January 1, 2001 through December 31, 20001        2.00 to 1.00

              January 1, 2002 and thereafter                    2.25 to 1.00"

       3. Strict Compliance. Except for the amendments set forth above, the text of the Loan Agreement shall remain unchanged and in full force and effect. The amendments agreed to herein shall not constitute a modification of the Loan Agreement or a course of dealing with the Agents and the Lenders, or any of them, at variance with the Loan Agreement such as to require further notice by the Administrative Agent, the Lenders, the Majority Lenders, or any of them, to require strict compliance with the terms of the Loan Agreement, as amended by this Amendment, in the future.

       4. Representations and Warranties. The Borrower hereby represents and warrants to and in favor of the Administrative Agent and the Lenders as follows:

              (a) Each representation and warranty set forth in Article 4 of the Loan Agreement, as amended hereby, is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement, as amended hereby, and to the extent relating specifically to the Agreement Date or otherwise inapplicable;

              (b) The Borrower has the corporate power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

              (c) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower, and each of this Amendment and the Loan Agreement as amended hereby constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and


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an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

              (d) The execution and delivery of this Amendment and performance by the Borrower under the Loan Agreement, as amended hereby, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor be in contravention of or in conflict with the Certificate of Incorporation or By-Laws of the Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are bound.

       5. Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to:

              (a) all of the representations and warranties of the Borrower under Section 4 hereof which are made as of the date hereof, being true and correct in all material respects; and

              (b) receipt of any other documents or instruments that the Administrative Agent, the Lenders, or any of them, may reasonably request, certified by an officer of the Borrower if so requested.

       6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

       7. Law of Contract. This Amendment shall be deemed to be made pursuant to the laws of the State of New York and shall be construed, interpreted, performed and enforced in accordance therewith.

       8.     Loan Document. This Amendment shall constitute a Loan Document.

       9. Effective Date. Upon satisfaction of the conditions precedent referred to in Section 5 above, this Amendment shall be effective as of June 30, 2000.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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       IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment all as of the day and year first above written.

BORROWER:                           METROCALL, INC., a Delaware corporation


                                    By: s/ Vincent D. Kelly
                                       -----------------------------------------
                                       Name: Vincent D. Kelly
                                            ------------------------------------
                                       Title: CFO
                                             -----------------------------------
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ADMINISTRATIVE AGENT
AND LENDERS:                        TORONTO DOMINION (TEXAS), INC., as
                                    Administrative Agent and a Lender


                                    By:  /s/ JEFFREY R. LENTS
                                       -----------------------------------------
                                       Name: Jeffrey R. Lents
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------
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                                    BANK OF AMERICA, N.A, as a Lender


                                    By: /s/ JENNIFER ZYDNEY
                                       -----------------------------------------
                                       Name:  Jennifer Zydney
                                            ------------------------------------
                                       Title: Managing Director
                                             -----------------------------------

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                                    FIRST UNION NATIONAL BANK, as a Lender


                                    By: /s/ MARK L. COOK
                                       -----------------------------------------
                                       Name:  Mark L. Cook
                                            ------------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------

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                                    FLEET NATIONAL BANK, as a Lender


                                    By:  /s/ ELLERY WILLARD
                                       -----------------------------------------
                                       Name:  Ellery (Tim) Willard
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

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                                    COMMERCIAL LOAN FUNDING TRUST I, as a Lender
                                    By: Lehman Commercial Paper, Inc., not in
                                    its individual capacity but solely as
                                    administrative agent


                                    By:  /s/ MICHELLE SWANSON
                                       -----------------------------------------
                                       Name:  Michelle Swanson
                                            ------------------------------------
                                       Title: Authorized Signatory
                                             -----------------------------------
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                                    KZH CNC LLC, as a Lender


                                    By:  /s/ PETER CHIN
                                       -----------------------------------------
                                       Name:  Peter Chin
                                            ------------------------------------
                                       Title: Authorized Agent
                                             -----------------------------------

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                                    MORGAN STANLEY SENIOR FUNDING, INC., as a
                                    Lender


                                    By:  /s/ T. MORGAN EDWARDS II
                                       -----------------------------------------
                                       Name:  T. Morgan Edwards II
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

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                                    PNC BANK, NATIONAL ASSOCIATION, as a Lender


                                    By:  /s/ KEITH R. WHITE
                                       -----------------------------------------
                                       Name:  Keith R. White
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------